Exhibit (h)(4)(c)
December 17, 2010
State Street Bank and Trust Company
1776 Heritage Drive
North Quincy, Massachusetts 02171
Attention: James M. Keenan, Senior Vice President, JAB 2/N
RE: Schwab Strategic Trust (the “Fund”)
Ladies and Gentlemen:
Reference is made to the Master Fund Accounting and Services Agreement between us dated as of October 1, 2005, as amended and supplemented (the “Agreement”). Pursuant to the Agreement, this letter is to provide notice of the creation of the following additional Schwab ETFs, as defined in the Amendment to the Agreement dated as of October 8, 2009 (the “Amendment”):
Schwab U.S. REIT ETF
Schwab U.S. Mid-Cap ETF
In accordance with Section 3 of the Amendment, we request that you act as Accounting Agent with respect to each additional Schwab ETF. A current Appendix A to the Agreement and Appendix B to the Amendment are attached hereto. In connection with such request, the Fund, on behalf of each of the additional Schwab ETFs, hereby confirms to you, as of the date hereof, the representations and warranties set forth in Section 4(b) of the Agreement.
Please indicate your acceptance of the foregoing by executing two copies of this letter, returning one to the Fund and retaining one copy for your records.
Very truly yours,
SCHWAB STRATEGIC TRUST
On behalf of the Schwab U.S. REIT ETF and
Schwab U.S. Mid-Cap ETF

By:	/s/ George Pereira

	Name:	George Pereira
	Title:	Treasurer and Principal Financial Officer
Accepted:
STATE STREET BANK AND TRUST COMPANY

By:	/s/ Michael F. Rogers

	Name:	Michael F. Rogers
	Title:	Executive Vice President

APPENDIX A
TO
MASTER FUND ACCOUNTING AND SERVICES AGREEMENT
As of December 17, 2010
MANAGEMENT INVESTMENT COMPANIES AND PORTFOLIOS THEREOF, IF ANY
THE CHARLES SCHWAB FAMILY OF FUNDS
Schwab Money Market Fund
Schwab Value Advantage Money Fund
Schwab Retirement Advantage Money Fund
Schwab Investor Money Fund
Schwab Government Money Fund
Schwab U.S. Treasury Money Fund
Schwab Municipal Money Fund
Schwab California Municipal Money Fund
Schwab New York AMT Tax-Free Money Fund (formerly NY Muni Money Fund)
Schwab AMT Tax-Free Money Fund (formerly Florida Muni Money Fund)
Schwab California AMT Tax-Free Money Fund
Schwab Massachusetts AMT Tax-Free Money Fund (formerly MA Muni Money Fund)
Schwab Pennsylvania Municipal Money Fund
Schwab New Jersey AMT Tax-Free Money Fund (formerly NJ Muni Money Fund)
Schwab Cash Reserves
Schwab Advisor Cash Reserves
SCHWAB INVESTMENTS
Schwab 1000 Index Fund
Schwab YieldPlus Fund
Schwab Short-Term Bond Market Fund
Schwab Total Bond Market Fund
Schwab GNMA Fund
Schwab Tax-Free YieldPlus Fund
Schwab Tax-Free Bond Fund
Schwab California Tax-Free YieldPlus Fund
Schwab California Tax-Free Bond Fund
Schwab Inflation Protected Fund
Schwab Premier Income Fund
Schwab Global Real Estate Fund
SCHWAB CAPITAL TRUST
Schwab International Index Fund
Schwab Small-Cap Index Fund
Schwab MarketTrack Growth Portfolio
Schwab MarketTrack Balanced Portfolio
Schwab MarketTrack Conservative Portfolio
Schwab MarketTrack All Equity Portfolio
Schwab S&P 500 Index Fund
Schwab Dividend Equity Fund
Schwab Small-Cap Equity Fund
Schwab Institutional Select S&P 500 Fund
Schwab Large-Cap Growth Fund
Schwab Total Stock Market Index Fund

Schwab Financial Services Fund
Schwab Health Care Fund
Schwab Target 2010 Fund
Schwab Target 2015 Fund
Schwab Target 2020 Fund
Schwab Target 2025 Fund
Schwab Target 2030 Fund
Schwab Target 2035 Fund
Schwab Target 2040 Fund
Schwab Retirement Income Fund
Schwab Core Equity Fund
Schwab Hedged Equity Fund
Schwab Premier Equity Fund
Laudus International MarketMasters Fund
Laudus Small-Cap MarketMasters Fund
Schwab Balanced Fund (formerly Schwab Viewpoints Fund)
Schwab Fundamental US Small-Mid Company Index Fund
Schwab Fundamental US Large Company Index Fund
Schwab Fundamental International Large Company Index Fund
Schwab Fundamental Emerging Markets Index Fund
Schwab Fundamental International Small-Mid Company Index Fund
Schwab Monthly Income Fund — Moderate Payout
Schwab Monthly Income Fund — Enhanced Payout
Schwab Monthly Income Fund — Maximum Payout
Schwab International Core Equity Fund
SCHWAB ANNUITY PORTFOLIOS
Schwab Money Market Portfolio
Schwab S&P 500 Index Portfolio
Schwab MarketTrack Growth Portfolio II
SCHWAB STRATEGIC TRUST
Schwab U.S. Broad Market ETF
Schwab U.S. Large-Cap ETF
Schwab U.S. Large-Cap Growth ETF
Schwab U.S. Large-Cap Value ETF
Schwab U.S. Small-Cap ETF
Schwab International Equity ETF
Schwab International Small-Cap Equity ETF
Schwab Emerging Markets Equity ETF
Schwab U.S. TIPS ETF
Schwab Short-Term U.S. Treasury ETF
Schwab Intermediate-Term U.S. Treasury ETF
Schwab U.S. REIT ETF
Schwab U.S. Mid-Cap ETF

APPENDIX B
TO AMENDMENT TO
MASTER FUND ACCOUNTING AND SERVICES AGREEMENT
As of December 17, 2010
List of Schwab ETFs
SCHWAB STRATEGIC TRUST
Schwab U.S. Broad Market ETF
Schwab U.S. Large-Cap ETF
Schwab U.S. Large-Cap Growth ETF
Schwab U.S. Large-Cap Value ETF
Schwab U.S. Small-Cap ETF
Schwab International Equity ETF
Schwab International Small-Cap Equity ETF
Schwab Emerging Markets Equity ETF
Schwab U.S. TIPS ETF
Schwab Short-Term U.S. Treasury ETF
Schwab Intermediate-Term U.S. Treasury ETF
Schwab U.S. REIT ETF
Schwab U.S. Mid-Cap ETF